UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.09 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2013

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Consolidated Financial Statements	5

Report of Independent Registered Public Accounting Firm	44

Federal Tax Information	45

Dividend Reinvestment Plan	46

Management and Organization	48

Important Notices	50

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2013, central bank activity, U.S. fiscal policy and events in Europe were key drivers of the performance of the global bond markets. Slowing economic growth in China and instability in the Middle East also influenced returns.

In January 2013, the U.S. Federal Reserve (the Fed) increased the size of its monthly bond purchases by adding $45 billion of long-term Treasury securities to the $40 billion in agency mortgage-backed issues it had been buying since September 2012. (The Fed had been buying long-term Treasurys since 2011, but funding these purchases by selling short-term Treasurys — a program dubbed Operation Twist that expired in December 2012.) Then, in the spring, the Fed indicated that it might start tapering its bond purchases, causing Treasury yields to spike. However, the Fed held policy steady over the remainder of the period due to concerns about the economy and fiscal policy. The U.S. government shut down briefly in October until Congress reached an agreement to fund operations and extend the debt ceiling through the beginning of 2014. Just seven months earlier, across-the-board spending cuts had gone into effect because lawmakers could not agree on a targeted plan to reduce the deficit.

In Japan, a newly elected government, together with the Bank of Japan, took bold steps to revive the nation’s economy, including doubling the amount of the central bank’s bond purchases. The European Central Bank (ECB) also eased policy to help boost growth, cutting its key lending rate to a record low. Peripheral eurozone debt markets continued to benefit from ECB President Mario Draghi’s July 2012 pledge to do “whatever it takes to preserve the euro” — a pledge backed by a program to purchase bonds of governments that receive aid from the region’s rescue fund. In March 2013, a rescue package for Cyprus and its ailing banks kept the small country from exiting the eurozone. However, for the first time in a eurozone bailout, bank depositors were taxed, raising concerns that this might be the model for future aid agreements. Near the end of the period, German Chancellor Angela Merkel won re-election, suggesting that there would be no major changes to eurozone policy, at least in the near term.

GDP growth slowed in China during the first half of 2013 as the government worked to rebalance the economy away from exports and investment spending and toward domestic consumption. This was a headwind for countries and companies that produce industrial metals and other commodities consumed by China. On the geopolitical front, Egypt ousted its president, and the United States considered a military strike on Syria for its alleged use of chemical weapons.

Against this backdrop, the world’s bond markets delivered mixed performance. Government debt markets in the United States and Germany, as well as in many emerging markets, posted negative returns, but rallied in peripheral European countries like Spain and Italy. Investment-grade U.S. corporate issues declined, while U.S. high-yield corporates and floating-rate loans advanced. Broadly speaking, corporate bond markets outside the United States registered gains.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Short Duration Diversified Income Fund (the Fund) had a total return of 1.47% at net asset value (NAV).

Investments in mortgage-backed securities (MBS) had a small positive contribution to the Fund’s performance. The Fund maintained its focus on high-coupon seasoned agency MBS, due to the prepay protection of loans originated more than a decade ago and lower extension risk than newer-issue MBS. Despite favorable supply/demand technicals in the agency MBS market due to the Federal Reserve’s quantitative easing program, mortgage spreads actually finished the year wider after tapering fears took hold in the last half of the year.

Investments in senior secured loans also boosted Fund performance. Prices continued to appreciate during the 12-month period, as favorable macroeconomic developments and continued strong technical trends provided a supportive environment for risk assets. Stable company fundamentals and default rates below historical averages also favorably impacted the performance of loans in the portfolio.

The Fund’s exposure to international markets detracted from Fund performance during the 12-month period. Investing both long and short in a variety of sovereign instruments, the Fund recorded mixed results across geographic regions. Long positions in Serbia and Romania, as well as a short position in Japan, were significant contributors to overall performance. Detracting from Fund results were long positions in India, Indonesia and Argentina.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Performance2

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	02/28/2005	1.47%	9.83%	6.20%
Fund at Market Price	—	–5.72	11.29	4.93

% Premium/Discount to NAV[3]
				–9.90%

Distributions[4]
Total Distributions per share for the period				$1.080
Distribution Rate at NAV				6.36%
Distribution Rate at Market Price				7.06%

% Total Leverage[5]
Derivatives				25.38%
Borrowings				17.06

Fund Profile

Asset Allocation (% of total leveraged assets)6

*	Net securities sold short.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, the returns would be lower.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains distributions and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[6]

Total leveraged assets include all assets of the Fund (including those acquired with financial leverage) and derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 173.7%. Please refer to the definition of total leveraged assets within the Notes to Consolidated Financial Statements included herein.

Fund profile subject to change due to active management.

4

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments

Senior Floating-Rate Interests — 49.9%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.8%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	75	$74,813
Beechcraft Holdings, LLC
Term Loan, 5.75%, Maturing February 14, 2020	150	151,625
Booz Allen Hamilton Inc.
Term Loan, 3.75%, Maturing July 31, 2019	173	173,497
DAE Aviation Holdings, Inc.
Term Loan, 6.25%, Maturing October 29, 2018	136	137,345
Term Loan, 6.25%, Maturing November 2, 2018	62	62,263
Sequa Corporation
Term Loan, 5.25%, Maturing December 19, 2017	323	325,738
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	397	397,166
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	293	281,387
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	919	921,764

		$2,525,598

Automotive — 1.9%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	100	$100,872
Allison Transmission, Inc.
Term Loan, 3.18%, Maturing August 7, 2017	157	157,776
Term Loan, 3.75%, Maturing August 23, 2019	519	523,253
ASP HHI Acquisition Co., Inc.
Term Loan, 5.00%, Maturing October 5, 2018	358	362,083
Chrysler Group LLC
Term Loan, 4.25%, Maturing May 24, 2017	895	904,682
Federal-Mogul Corporation
Term Loan, 2.12%, Maturing December 29, 2014	795	788,404
Term Loan, 2.12%, Maturing December 28, 2015	543	538,382
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	1,150	1,162,579
Metaldyne, LLC
Term Loan, 5.00%, Maturing December 18, 2018	348	350,692
Schaeffler AG
Term Loan, 4.25%, Maturing January 27, 2017	150	151,143
Tomkins LLC
Term Loan, 3.75%, Maturing September 29, 2016	300	301,792
Tower Automotive Holdings USA, LLC
Term Loan, 4.75%, Maturing April 23, 2020	149	151,397

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017		572	$570,218

			$6,063,273

Beverage and Tobacco — 0.2%
Oak Leaf B.V.
Term Loan, 4.50%, Maturing September 24, 2018	EUR	450	$616,715

			$616,715

Building and Development — 0.4%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020		250	$250,712
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020		100	100,125
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019		100	97,375
Preferred Proppants, LLC
Term Loan, 9.00%, Maturing December 15, 2016(2)		123	83,725
Quikrete Holdings, Inc.
Term Loan, Maturing September 25, 2020(3)		175	175,968
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		399	399,369
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		99	99,619

			$1,206,893

Business Equipment and Services — 4.1%
Acosta, Inc.
Term Loan, 4.25%, Maturing March 2, 2018		368	$370,159
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 18, 2017		365	366,853
Altegrity, Inc.
Term Loan, 5.00%, Maturing February 21, 2015		365	356,816
Altisource Solutions S.a.r.l.
Term Loan, 5.75%, Maturing November 27, 2019		223	225,315
Audio Visual Services Group, Inc.
Term Loan, 6.75%, Maturing November 9, 2018		223	226,648
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.25%, Maturing October 23, 2018		34	33,683
Term Loan, 6.25%, Maturing October 23, 2018		140	140,346
Brickman Group Holdings Inc.
Term Loan, 4.00%, Maturing September 28, 2018		161	162,241
Ceridian Corp.
Term Loan, 4.42%, Maturing May 9, 2017		225	226,242

5	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ClientLogic Corporation
Term Loan, 7.00%, Maturing January 30, 2017	165	$165,331
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	99	99,743
Education Management LLC
Term Loan, 4.25%, Maturing June 1, 2016	246	236,601
Term Loan, 8.25%, Maturing March 29, 2018	369	368,908
EIG Investors Corp.
Term Loan, 6.25%, Maturing November 11, 2019	397	399,316
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	272	273,380
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018	341	346,016
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 4.00%, Maturing February 7, 2020	98	97,925
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019	323	323,726
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 31, 2019	224	225,741
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	225	226,500
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing May 22, 2020	125	125,363
Term Loan - Second Lien, 8.25%, Maturing May 21, 2021	200	201,583
KAR Auction Services, Inc.
Term Loan, 3.75%, Maturing May 19, 2017	551	554,629
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	298	299,797
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020	175	180,979
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016	406	404,648
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018	223	224,701
Pacific Industrial Services US Finco LLC
Term Loan, 5.00%, Maturing October 2, 2018	225	226,406
Quintiles Transnational Corp.
Term Loan, 4.00%, Maturing June 8, 2018	824	828,165
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017	122	121,704
ServiceMaster Company
Term Loan, 4.25%, Maturing January 31, 2017	273	268,842
Term Loan, 4.43%, Maturing January 31, 2017	484	476,917

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
SunGard Data Systems, Inc.
Term Loan, 3.92%, Maturing February 28, 2017		35	$34,710
Term Loan, 4.00%, Maturing March 9, 2020		1,692	1,708,151
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		169	170,344
TransUnion, LLC
Term Loan, 4.25%, Maturing February 10, 2019		974	980,610
West Corporation
Term Loan, 3.75%, Maturing June 29, 2018		1,481	1,487,395

			$13,166,434

Cable and Satellite Television — 2.0%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019		149	$148,593
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		788	789,773
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		249	247,363
Term Loan, 3.00%, Maturing January 4, 2021		618	613,554
CSC Holdings, Inc.
Term Loan, 2.67%, Maturing April 17, 2020		623	619,035
Lavena Holding 3 GMBH
Term Loan, 4.09%, Maturing March 6, 2017	EUR	37	50,160
Term Loan, 4.09%, Maturing March 6, 2017	EUR	37	50,306
MCC Iowa LLC
Term Loan, 1.89%, Maturing January 30, 2015		503	499,686
Term Loan, 3.25%, Maturing January 29, 2021		175	174,017
Media Holdco, LP
Term Loan, 7.25%, Maturing July 24, 2018		174	174,556
UPC Financing Partnership
Term Loan, 3.88%, Maturing March 26, 2021	EUR	1,394	1,908,170
Virgin Media Investment Holdings Limited
Term Loan, 4.50%, Maturing June 5, 2020	GBP	300	485,787
Term Loan, 3.50%, Maturing June 8, 2020		800	800,555

			$6,561,555

Chemicals and Plastics — 2.0%
Arysta LifeScience Corporation
Term Loan, 4.50%, Maturing May 29, 2020		424	$426,760
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.75%, Maturing February 3, 2020		547	553,663
AZ Chem US Inc.
Term Loan, 5.25%, Maturing December 22, 2017		177	178,603

6	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Huntsman International, LLC
Term Loan, 2.72%, Maturing April 19, 2017	1,516	$1,518,247
Term Loan, Maturing January 31, 2021(3)	375	375,879
Ineos US Finance LLC
Term Loan, 4.00%, Maturing May 4, 2018	1,333	1,339,009
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 8, 2020	150	150,298
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020	125	125,469
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020	48	48,753
PQ Corporation
Term Loan, 4.50%, Maturing August 7, 2017	223	225,207
Tata Chemicals North America Inc.
Term Loan, 3.75%, Maturing August 7, 2020	224	224,858
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020	399	402,840
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017	783	771,423
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 5, 2020	26	26,483

		$6,367,492

Conglomerates — 0.4%
RGIS Services, LLC
Term Loan, 4.50%, Maturing October 18, 2016	744	$734,161
Spectrum Brands, Inc.
Term Loan, 4.50%, Maturing December 17, 2019	477	479,179

		$1,213,340

Containers and Glass Products — 1.1%
Berry Plastics Holding Corporation
Term Loan, 2.17%, Maturing April 3, 2015	757	$758,718
Term Loan, 3.50%, Maturing February 7, 2020	423	421,667
BWAY Corporation
Term Loan, 4.50%, Maturing August 7, 2017	496	500,179
Pact Group (USA), Inc.
Term Loan, 3.75%, Maturing May 29, 2020	274	272,769
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018	247	247,801
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 28, 2018	792	799,376

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018	420	$421,524

		$3,422,034

Cosmetics / Toiletries — 0.2%
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing August 19, 2019	225	$226,076
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	423	408,427

		$634,503

Drugs — 1.0%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019	74	$74,839
Amneal Pharmaceuticals LLC
Term Loan, Maturing October 1, 2019(3)	100	99,000
Aptalis Pharma, Inc.
Term Loan, 6.00%, Maturing September 18, 2020	475	478,958
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017	98	99,039
Catalent Pharma Solutions Inc.
Term Loan, 3.67%, Maturing September 15, 2016	398	400,190
Ikaria Acquisition Inc.
Term Loan, 7.25%, Maturing July 3, 2018	123	124,980
Par Pharmaceutical Companies, Inc.
Term Loan, 4.25%, Maturing September 30, 2019	223	223,700
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing February 13, 2019	394	397,830
Term Loan, 3.75%, Maturing December 11, 2019	395	398,827
Term Loan, 4.50%, Maturing August 5, 2020	893	906,202

		$3,203,565

Ecological Services and Equipment — 0.1%
ADS Waste Holdings, Inc.
Term Loan, 4.25%, Maturing October 9, 2019	397	$400,019

		$400,019

Electronics / Electrical — 4.5%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 11, 2019	453	$457,655
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020	125	125,781

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	537	$542,205
Blue Coat Systems, Inc.
Term Loan - Second Lien, 9.50%, Maturing June 26, 2020	125	126,875
CommScope, Inc.
Term Loan, 3.75%, Maturing January 12, 2018	1,917	1,923,104
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	150	150,093
Dealer Computer Services, Inc.
Term Loan, 2.17%, Maturing April 21, 2016	371	371,613
Dell Inc.
Term Loan, 3.75%, Maturing October 31, 2018	300	299,958
Term Loan, 4.50%, Maturing April 30, 2020	1,675	1,667,359
Digital Generation, Inc.
Term Loan, 7.25%, Maturing July 26, 2018	238	239,623
Eagle Parent, Inc.
Term Loan, 4.50%, Maturing May 16, 2018	513	517,288
Edwards (Cayman Islands II) Limited
Term Loan, 4.75%, Maturing March 26, 2020	198	198,923
Excelitas Technologies Corp.
Term Loan, Maturing September 30, 2020(3)	141	139,500
Term Loan, Maturing October 23, 2020(3)	9	9,000
Freescale Semiconductor, Inc.
Term Loan, 5.00%, Maturing February 28, 2020	572	578,129
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing December 17, 2018	590	592,688
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018	799	806,772
Internet Brands, Inc.
Term Loan, 6.25%, Maturing March 18, 2019	174	175,213
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018	272	274,675
Microsemi Corporation
Term Loan, 3.75%, Maturing February 19, 2020	250	251,149
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017	536	543,288
Term Loan, 4.75%, Maturing January 11, 2020	174	176,049
Renaissance Learning, Inc.
Term Loan, 5.75%, Maturing November 13, 2018	124	124,369
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	295	295,582
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019	149	148,737

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
RP Crown Parent, LLC
Term Loan, 6.75%, Maturing December 21, 2018	521	$526,505
Sensata Technologies Finance Company, LLC
Term Loan, 3.75%, Maturing May 11, 2018	239	241,609
Serena Software, Inc.
Term Loan, 4.17%, Maturing March 10, 2016	1,185	1,170,187
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	198	197,500
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	107	108,843
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	125	120,000
Sophia, L.P.
Term Loan, 4.50%, Maturing July 19, 2018	233	234,843
SS&C Technologies Inc.
Term Loan, 3.50%, Maturing June 7, 2019	19	19,435
Term Loan, 3.50%, Maturing June 7, 2019	187	187,906
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	235	231,386
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	100	100,555
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	105	104,629
Wall Street Systems, Inc.
Term Loan, 5.75%, Maturing October 25, 2019	223	225,680
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	223	226,056

		$14,430,762

Equipment Leasing — 0.2%
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	500	$501,563

		$501,563

Financial Intermediaries — 2.2%
American Capital Holdings, Inc.
Term Loan, 4.00%, Maturing August 22, 2016	131	$131,824
Armor Holding II LLC
Term Loan, 5.75%, Maturing June 11, 2020	125	125,389
Cetera Financial Group, Inc.
Term Loan, 6.50%, Maturing August 2, 2019	150	151,215
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	686	687,256

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Clipper Acquisitions Corp.
Term Loan, 4.00%, Maturing February 6, 2020	99	$99,664
First Data Corporation
Term Loan, 4.17%, Maturing March 23, 2018	500	501,459
Term Loan, 4.17%, Maturing September 24, 2018	375	376,125
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 17, 2020	150	150,900
Harbourvest Partners, LLC
Term Loan, 4.75%, Maturing November 21, 2017	143	144,546
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	200	202,243
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	1,602	1,602,199
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	49	49,991
Nuveen Investments, Inc.
Term Loan, 4.17%, Maturing May 15, 2017	1,250	1,245,000
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	249	251,828
Oz Management LP
Term Loan, 1.68%, Maturing November 15, 2016	222	207,474
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018	653	657,014
Term Loan, 4.00%, Maturing November 9, 2018	293	294,771
Walter Investment Management Corp.
Term Loan, 5.75%, Maturing November 28, 2017	194	195,924

		$7,074,822

Food Products — 2.3%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	248	$250,089
Blue Buffalo Company, Ltd.
Term Loan, 4.75%, Maturing August 8, 2019	248	250,237
Clearwater Seafoods Limited Partnership
Term Loan, 3.75%, Maturing June 24, 2019	175	175,581
CSM Bakery Supplies LLC
Term Loan, 4.75%, Maturing July 3, 2020	175	174,126
Del Monte Foods Company
Term Loan, 4.00%, Maturing March 8, 2018	1,162	1,165,586
Dole Food Company Inc.
Term Loan, Maturing November 1, 2018(3)	100	99,500
Term Loan, 3.75%, Maturing April 1, 2020	124	124,764
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020	2,020	2,037,489

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
High Liner Foods Incorporated
Term Loan, 4.75%, Maturing December 31, 2017		233	$234,615
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		983	987,438
Term Loan, 3.75%, Maturing September 18, 2020		300	299,625
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		888	894,763
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		125	125,000
Term Loan, 3.25%, Maturing April 29, 2020		697	696,562

			$7,515,375

Food Service — 2.1%
Aramark Corporation
Term Loan, 3.28%, Maturing July 26, 2016		43	$42,823
Term Loan, 3.66%, Maturing July 26, 2016		77	77,077
Term Loan, 3.70%, Maturing July 26, 2016		948	951,333
Term Loan, 3.75%, Maturing July 26, 2016		529	531,580
Term Loan, 4.02%, Maturing July 26, 2016	GBP	523	837,776
Buffets, Inc.
Term Loan, 0.12%, Maturing April 22, 2015(4)		26	25,828
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019		569	571,787
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017		205	206,774
Dunkin’ Brands, Inc.
Term Loan, 3.75%, Maturing February 14, 2020		529	531,463
Landry’s, Inc.
Term Loan, 4.75%, Maturing April 24, 2018		491	495,094
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019		512	512,835
US Foods, Inc.
Term Loan, 4.50%, Maturing March 29, 2019		623	625,074
Weight Watchers International, Inc.
Term Loan, 3.75%, Maturing April 2, 2020		1,194	1,098,666
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019		256	256,656

			$6,764,766

Food / Drug Retailers — 1.2%
Albertson’s, LLC
Term Loan, 4.25%, Maturing March 21, 2016		90	$90,635
Term Loan, 4.75%, Maturing March 21, 2019		134	134,404

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)
Alliance Boots Holdings Limited
Term Loan, 3.60%, Maturing July 10, 2017	EUR	1,000	$1,358,598
Term Loan, 3.98%, Maturing July 10, 2017	GBP	300	479,989
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		854	859,643
Rite Aid Corporation
Term Loan, 4.00%, Maturing February 21, 2020		448	450,315
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		100	102,604
Supervalu Inc.
Term Loan, 5.00%, Maturing March 21, 2019		497	500,406

			$3,976,594

Health Care — 5.4%
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		761	$766,685
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019		224	222,754
Apria Healthcare Group I
Term Loan, 6.75%, Maturing April 5, 2020		100	100,975
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		298	299,797
Biomet Inc.
Term Loan, 3.69%, Maturing July 25, 2017		1,227	1,237,538
CHG Buyer Corporation
Term Loan, 5.00%, Maturing November 19, 2019		123	124,490
Community Health Systems, Inc.
Term Loan, 3.76%, Maturing January 25, 2017		1,370	1,376,856
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016		97	97,747
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		632	636,767
Term Loan, 4.00%, Maturing November 1, 2019		620	624,522
DJO Finance LLC
Term Loan, 4.75%, Maturing September 15, 2017		335	338,305
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018		293	283,516
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018		404	405,600
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 15, 2019		250	248,750
Grifols Inc.
Term Loan, 4.25%, Maturing June 1, 2017		584	589,471

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
HCA, Inc.
Term Loan, 3.00%, Maturing March 31, 2017	1,216	$1,220,364
Term Loan, 2.92%, Maturing May 1, 2018	1,155	1,158,917
Health Management Associates, Inc.
Term Loan, 3.50%, Maturing November 16, 2018	654	655,280
Hologic Inc.
Term Loan, 3.75%, Maturing August 1, 2019	301	303,014
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018	317	319,412
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016	533	525,600
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing June 1, 2018	196	196,007
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	935	943,961
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	91	91,055
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	133	133,933
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	97	97,708
Multiplan, Inc.
Term Loan, 4.00%, Maturing August 25, 2017	407	410,409
One Call Medical, Inc.
Term Loan, 5.50%, Maturing August 16, 2019	248	249,923
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019	518	524,270
Pharmaceutical Product Development, Inc.
Term Loan, 4.25%, Maturing December 5, 2018	347	350,305
PRA Holdings, Inc.
Term Loan, 5.00%, Maturing September 23, 2020	225	225,727
Radnet Management, Inc.
Term Loan, 4.26%, Maturing October 10, 2018	297	298,115
Select Medical Corporation
Term Loan, 4.00%, Maturing June 1, 2018	276	277,548
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018	99	99,186
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	293	275,655
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019	322	322,856
Universal Health Services, Inc.
Term Loan, 2.42%, Maturing November 15, 2016	516	518,710

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
VWR Funding, Inc.
Term Loan, 4.17%, Maturing April 3, 2017	323	$324,377
Term Loan, 4.42%, Maturing April 3, 2017	455	457,371

		$17,333,476

Home Furnishings — 0.2%
Serta/Simmons Holdings, LLC
Term Loan, 5.00%, Maturing October 1, 2019	318	$320,380
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020	297	297,219

		$617,599

Industrial Equipment — 1.4%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	149	$150,328
Colfax Corporation
Term Loan, 3.25%, Maturing January 11, 2019	670	671,194
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020	350	350,577
Generac Power Systems, Inc.
Term Loan, 3.50%, Maturing May 29, 2020	324	324,086
Grede LLC
Term Loan, 4.50%, Maturing May 2, 2018	348	349,496
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018	447	449,573
Milacron LLC
Term Loan, 4.25%, Maturing March 30, 2020	75	74,656
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019	100	99,437
Rexnord LLC
Term Loan, 4.00%, Maturing August 20, 2020	850	852,258
Spansion LLC
Term Loan, 5.25%, Maturing December 11, 2018	148	149,761
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019	185	184,895
Terex Corporation
Term Loan, 4.50%, Maturing April 28, 2017	750	753,937

		$4,410,198

Insurance — 1.6%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019	397	$399,665

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	919	$922,251
Applied Systems, Inc.
Term Loan, 4.25%, Maturing December 8, 2016	356	358,177
Asurion LLC
Term Loan, 4.50%, Maturing May 24, 2019	1,687	1,688,699
Term Loan, 3.50%, Maturing July 8, 2020	175	171,071
CNO Financial Group, Inc.
Term Loan, 3.00%, Maturing September 28, 2016	160	161,000
Compass Investors Inc.
Term Loan, 5.00%, Maturing December 27, 2019	422	424,343
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 16, 2020	50	49,740
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	174	174,029
Hub International Limited
Term Loan, 4.75%, Maturing October 2, 2020	525	528,118
Sedgwick CMS Holdings, Inc.
Term Loan, 4.25%, Maturing June 12, 2018	125	125,194

		$5,002,287

Leisure Goods / Activities / Movies — 2.8%
Activision Blizzard, Inc.
Term Loan, 3.25%, Maturing October 11, 2020	625	$627,622
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	448	448,310
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	641	644,749
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing July 24, 2020	473	476,179
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.50%, Maturing April 30, 2019	544	548,567
Emerald Expositions Holding, Inc.
Term Loan, 5.50%, Maturing June 17, 2020	150	150,810
Equinox Holdings, Inc.
Term Loan, 4.50%, Maturing January 31, 2020	249	250,926
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	96	96,360
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	175	174,453
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	508	509,221
Regal Cinemas, Inc.
Term Loan, 2.69%, Maturing August 23, 2017	1,191	1,195,780

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Revolution Studios Distribution Company, LLC
Term Loan, 3.92%, Maturing December 21, 2014	203	$179,331
Term Loan - Second Lien, 7.17%, Maturing June 21, 2015(4)	225	154,912
Sabre, Inc.
Term Loan, 5.25%, Maturing February 19, 2019	223	225,745
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020	650	651,799
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	558	554,661
Six Flags Theme Parks, Inc.
Term Loan, 4.00%, Maturing December 20, 2018	605	609,284
SRAM, LLC
Term Loan, 4.00%, Maturing April 10, 2020	364	362,843
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018	170	170,975
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020	75	74,953
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	175	175,137
Zuffa LLC
Term Loan, 4.50%, Maturing February 25, 2020	571	573,541

		$8,856,158

Lodging and Casinos — 1.6%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017	479	$486,221
Bally Technologies, Inc.
Term Loan, Maturing August 31, 2020(3)	250	250,781
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	100	100,213
Caesars Entertainment Operating Company
Term Loan, 5.49%, Maturing January 26, 2018	937	881,849
CityCenter Holdings, LLC
Term Loan, 5.00%, Maturing October 16, 2020	150	151,484
Four Seasons Holdings Inc.
Term Loan, 4.25%, Maturing June 27, 2020	100	101,125
Hilton Worldwide Finance, LLC
Term Loan, 4.00%, Maturing October 26, 2020	1,450	1,460,060
Las Vegas Sands LLC
Term Loan, 2.67%, Maturing November 23, 2016	161	160,571
Term Loan, 2.67%, Maturing November 23, 2016	796	796,660
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	496	496,922

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	175	$174,926
Playa Resorts Holding B.V.
Term Loan, 4.75%, Maturing August 6, 2019	100	101,063

		$5,161,875

Nonferrous Metals / Minerals — 0.9%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	149	$142,782
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018	568	551,997
Constellium Holdco B.V.
Term Loan, 6.00%, Maturing March 25, 2020	100	102,236
Fairmount Minerals LTD
Term Loan, 5.00%, Maturing September 5, 2019	375	378,447
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	172	159,016
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	413	415,902
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	99	99,707
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	150	153,281
United Central Industrial Supply Company, L.L.C.
Term Loan, 7.50%, Maturing October 9, 2018	223	204,652
Walter Energy, Inc.
Term Loan, 6.75%, Maturing April 2, 2018	681	669,113

		$2,877,133

Oil and Gas — 1.5%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	99	$100,181
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	325	329,063
Citgo Petroleum Corporation
Term Loan, 9.00%, Maturing June 23, 2017	486	496,829
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	187	192,040
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	214	215,145
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	150	151,359
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	1,461	1,470,543

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015		627	$628,869
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020		95	94,892
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018		175	176,805
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019		387	388,326
Term Loan, 5.00%, Maturing September 25, 2019		31	31,430
Term Loan, 5.00%, Maturing September 25, 2019		51	51,456
Tallgrass Operations, LLC
Term Loan, 5.25%, Maturing November 13, 2018		228	229,731
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018		323	323,268

			$4,879,937

Publishing — 1.7%
Ascend Learning, Inc.
Term Loan, 7.00%, Maturing May 23, 2017		345	$345,240
Aster Zweite Beteiligungs GmbH
Term Loan, 6.59%, Maturing December 31, 2014	EUR	705	956,448
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019		943	831,204
Interactive Data Corporation
Term Loan, 3.75%, Maturing February 11, 2018		430	430,978
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018		1,492	1,503,810
McGraw-Hill Global Education Holdings, LLC
Term Loan, 9.00%, Maturing March 22, 2019		149	152,002
Media General Inc.
Term Loan, 3.25%, Maturing July 31, 2020(5)		200	201,250
Merrill Communications, LLC
Term Loan, 7.25%, Maturing March 8, 2018		146	147,372
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing August 21, 2020		75	75,344
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020		175	171,176
Springer Science+Business Media Deutschland GmbH
Term Loan, 5.00%, Maturing August 14, 2020		200	200,250
Tribune Company
Term Loan, 4.00%, Maturing December 31, 2019		347	348,068

			$5,363,142

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television — 0.9%
Cumulus Media Holdings Inc.
Term Loan, 4.50%, Maturing September 17, 2018	782	$789,449
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 14, 2017	261	262,776
Mission Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019	81	81,661
Nexstar Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019	192	193,161
Nine Entertainment Group Limited
Term Loan, 3.25%, Maturing February 5, 2020	149	148,644
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017	263	264,712
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020	125	128,594
Univision Communications Inc.
Term Loan, 4.50%, Maturing March 2, 2020	1,158	1,163,772

		$3,032,769

Retailers (Except Food and Drug) — 2.0%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019	343	$346,118
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing November 20, 2019	268	269,946
CDW LLC
Term Loan, 3.50%, Maturing April 29, 2020	373	371,648
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019	124	124,527
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019	123	123,981
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	200	202,068
Hudson’s Bay Company
Term Loan, Maturing October 7, 2020(3)	725	735,512
J Crew Group, Inc.
Term Loan, 4.00%, Maturing March 7, 2018	341	342,885
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	334	334,454
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	498	499,764
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018	147	147,861
Neiman Marcus Group, Inc. (The)
Term Loan, 5.00%, Maturing October 26, 2020	775	780,974
Ollie’s Bargain Outlet, Inc.
Term Loan, 5.25%, Maturing September 27, 2019	99	99,436

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Party City Holdings Inc.
Term Loan, 4.25%, Maturing July 29, 2019	273	$274,132
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017	739	743,342
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018	336	336,846
Term Loan, 4.25%, Maturing August 7, 2019	123	124,106
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019	200	200,083
Visant Corporation
Term Loan, 5.25%, Maturing December 22, 2016	252	246,979

		$6,304,662

Steel — 0.6%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014	198	$201,465
FMG Resources (August 2006) Pty Ltd.
Term Loan, 5.25%, Maturing October 18, 2017	1,139	1,143,093
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017	146	147,121
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	98	97,500
Patriot Coal Corporation
DIP Loan, 9.25%, Maturing December 31, 2013	175	175,437
Waupaca Foundry, Inc.
Term Loan, 4.50%, Maturing June 29, 2017	213	214,500

		$1,979,116

Surface Transport — 0.3%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 12, 2018	347	$349,365
Swift Transportation Co., Inc.
Term Loan, 2.92%, Maturing December 21, 2016	345	347,031
Term Loan, 4.00%, Maturing December 21, 2017	228	229,998

		$926,394

Telecommunications — 1.5%
Arris Group, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	199	$198,565
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020	75	74,532

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing March 9, 2020	399	$401,338
Crown Castle International Corporation
Term Loan, 3.25%, Maturing January 31, 2019	543	542,934
Intelsat Jackson Holdings S.A.
Term Loan, 4.25%, Maturing April 2, 2018	2,036	2,049,733
Mitel US Holdings, Inc.
Term Loan, 7.00%, Maturing February 27, 2019	149	150,364
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018	63	63,317
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	242	243,339
Term Loan, 4.00%, Maturing April 23, 2019	336	337,514
Telesat LLC
Term Loan, 3.50%, Maturing March 28, 2019	667	669,087
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019	123	124,162

		$4,854,885

Utilities — 0.8%
AES Corporation
Term Loan, 3.75%, Maturing June 1, 2018	505	$509,342
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 4, 2020	200	197,422
Term Loan, 3.25%, Maturing January 31, 2022	75	74,220
Calpine Corporation
Term Loan, 4.00%, Maturing April 2, 2018	196	197,007
Term Loan, 4.00%, Maturing April 2, 2018	536	540,058
Term Loan, 4.00%, Maturing October 9, 2019	173	174,455
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	184	184,483
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 31, 2019	100	100,353
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	94	94,439
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019	107	107,823
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.70%, Maturing October 10, 2017	576	385,710

		$2,565,312

Total Senior Floating-Rate Interests (identified cost $158,943,959)		$159,810,246

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Collateralized Mortgage Obligations — 15.0%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	$1,748	$1,930,753
Series 2167, Class BZ, 7.00%, 6/15/29	1,394	1,590,446
Series 2182, Class ZB, 8.00%, 9/15/29	2,033	2,378,390
Series 2631, (Interest Only), Class DS, 6.926%, 6/15/33(6)(7)	3,856	574,572
Series 2750, (Interest Only), Class SG, 6.926%, 2/15/34(6)(7)	5,987	1,004,833
Series 2770, (Interest Only), Class SH, 6.926%, 3/15/34(6)(7)	4,148	741,255
Series 2981, (Interest Only), Class CS, 6.546%, 5/15/35(6)(7)	2,471	437,592
Series 3114, (Interest Only), Class TS, 6.476%, 9/15/30(6)(7)	5,917	1,075,668
Series 3339, (Interest Only), Class JI, 6.416%, 7/15/37(6)(7)	5,256	758,852
Series 3423, (Interest Only), Class SN, 5.956%, 3/15/38(6)(7)	7,841	1,101,552
Series 3871, (Interest Only), Class MS, 7.026%, 6/15/41(6)(7)	3,026	483,603
Series 3898, Class TS, 5.00%, 4/15/41(7)	743	745,769
Series 4109, (Interest Only), Class ES, 5.976%, 12/15/41(6)(7)	5,712	530,337
Series 4163, (Interest Only), Class GS, 6.026%, 11/15/32(6)(7)	7,503	1,680,000
Series 4169, (Interest Only), Class AS, 6.076%, 2/15/33(6)(7)	4,790	969,202
Series 4182, (Interest Only), Class GI, 3.00%, 1/15/43(6)	8,583	1,086,335
Series 4203, (Interest Only), Class QS, 6.076%, 5/15/43(6)(7)	4,942	1,033,721

		$18,122,880

Federal National Mortgage Association:
Series 1989-89, Class H, 9.00%, 11/25/19	$72	$81,159
Series 1991-122, Class N, 7.50%, 9/25/21	267	298,735
Series 1993-84, Class M, 7.50%, 6/25/23	2,238	2,548,323
Series 1994-42, Class K, 6.50%, 4/25/24	660	744,566
Series 1997-28, Class ZA, 7.50%, 4/20/27	749	873,546
Series 1997-38, Class N, 8.00%, 5/20/27	648	764,959
Series 2004-46, (Interest Only), Class SI, 5.83%, 5/25/34(6)(7)	4,188	662,321
Series 2005-17, (Interest Only), Class SA, 6.53%, 3/25/35(6)(7)	2,824	563,779
Series 2006-42, (Interest Only), Class PI, 6.42%, 6/25/36(6)(7)	5,659	875,980
Series 2006-44, (Interest Only), Class IS, 6.43%, 6/25/36(6)(7)	4,670	677,016

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2006-72, (Interest Only), Class GI, 6.41%, 8/25/36(6)(7)	$8,457	$1,323,344
Series 2007-50, (Interest Only), Class LS, 6.28%, 6/25/37(6)(7)	4,464	554,596
Series 2008-26, (Interest Only), Class SA, 6.03%, 4/25/38(6)(7)	5,822	827,003
Series 2008-29, (Interest Only), Class CI, 5.00%, 9/25/35(6)	4,474	325,575
Series 2008-61, (Interest Only), Class S, 5.93%, 7/25/38(6)(7)	6,946	1,049,712
Series 2010-54, (Interest Only), Class EI, 6.00%, 6/25/40(6)	4,923	906,818
Series 2010-67, (Interest Only), Class SC, 5.63%, 6/25/40(6)(7)	2,455	315,463
Series 2010-109, (Interest Only), Class PS, 6.43%, 10/25/40(6)(7)	9,523	1,428,899
Series 2010-124, (Interest Only), Class SJ, 5.88%, 11/25/38(6)(7)	5,432	781,473
Series 2010-147, (Interest Only), Class KS, 5.78%, 1/25/41(6)(7)	10,986	1,564,352
Series 2010-150, (Interest Only), Class GS, 6.58%, 1/25/21(6)(7)	8,108	1,127,018
Series 2012-52, (Interest Only), Class AI, 3.50%, 8/25/26(6)	12,898	1,292,079
Series 2012-56, (Interest Only), Class SU, 6.58%, 8/25/26(6)(7)	4,764	565,297
Series 2012-150, (Interest Only), Class PS, 5.98%, 1/25/43(6)(7)	9,561	1,954,837
Series 2012-150, (Interest Only), Class SK, 5.98%, 1/25/43(6)(7)	5,336	1,090,940
Series 2013-23, (Interest Only), Class CS, 6.08%, 3/25/33(6)(7)	4,791	1,031,217
Series 2013-54, (Interest Only), Class HS, 6.13%, 10/25/41(6)(7)	4,868	924,865
Series G-33, Class PT, 7.00%, 10/25/21	655	710,150

		$25,864,022

Government National Mortgage Association:
Series 2010-4, (Interest Only), Class SK, 6.028%, 5/20/35(6)(7)	$2,422	$458,688
Series 2012-50, (Principal Only), Class CO, 0.00%, 8/20/40(8)	370	330,007
Series 2013-24, Class KS, 5.553%, 2/20/43(7)	2,388	2,369,235
Series 2013-124, Class LS, 11.94%, 5/20/41(7)	876	909,886

		$4,067,816

Total Collateralized Mortgage Obligations (identified cost $48,200,703)		$48,054,718

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Commercial Mortgage-Backed Securities — 3.6%

Security	Principal Amount (000’s omitted)	Value

COMM, Series 2013-CR9, Class D, 4.261%, 7/10/45(9)(10)	$1,065	$922,975
COMM, Series 2013-CR10, Class D, 4.798%, 8/10/46(9)(10)	770	691,646
COMM, Series 2013-CR11, Class D, 5.34%, 10/10/46(9)(10)	625	572,629
CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36(9)	595	602,118
GECMC, Series 2004-C3, Class A4, 5.189%, 7/10/39(9)	1,075	1,097,476
GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38(9)	1,134	1,153,271
JPMCC, Series 2006-CB14, Class A4, 5.481%, 12/12/44(9)	500	538,016
JPMCC, Series 2013-C13, Class D, 4.056%, 1/15/46(9)(10)	875	741,018
MSC, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	8	7,752
RBSCF, Series 2010-MB1, Class C, 4.685%, 4/15/24(9)(10)	675	703,788
WBCMT, Series 2004-C12, Class A4, 5.29%, 7/15/41(9)	1,168	1,179,444
WFCM, Series 2010-C1, Class C, 5.585%, 11/15/43(9)(10)	500	548,473
WFCM, Series 2013-LC12, Class D, 4.305%, 7/15/46(9)(10)	2,000	1,701,278
WF-RBS, Series 2012-C9, Class D, 4.803%, 11/15/45(9)(10)	1,250	1,157,754

Total Commercial Mortgage-Backed Securities (identified cost $11,040,043)		$11,617,638

Mortgage Pass-Throughs — 29.5%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.901%, with maturity at 2035(11)	$3,840	$4,076,320
5.00%, with various maturities to 2023	3,799	4,053,364
6.00%, with various maturities to 2029	2,960	3,277,982
6.15%, with maturity at 2027	1,087	1,227,053
6.50%, with various maturities to 2032	9,988	11,198,707
7.00%, with various maturities to 2035	5,557	6,484,742
7.50%, with various maturities to 2035	2,505	2,920,045
8.00%, with various maturities to 2032	2,647	3,200,254
8.50%, with various maturities to 2031	2,967	3,546,961
9.00%, with maturity at 2031	281	353,139
9.50%, with various maturities to 2022	162	182,681
11.50%, with maturity at 2019	59	63,357

		$40,584,605

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association:
5.00%, with various maturities to 2040	$5,901	$6,428,318
5.50%, with various maturities to 2033	3,745	4,086,186
5.513%, with maturity at 2037(11)	1,382	1,473,410
6.00%, with maturity at 2023	2,486	2,746,817
6.322%, with maturity at 2032(11)	1,623	1,789,142
6.50%, with various maturities to 2036	6,103	6,741,748
7.00%, with various maturities to 2033	8,752	10,004,462
7.50%, with various maturities to 2031	6,205	7,249,861
8.00%, with various maturities to 2029	1,557	1,802,982
8.50%, with various maturities to 2027	257	298,130
9.00%, with various maturities to 2029	704	805,016
9.50%, with maturity at 2014	4	3,814
10.00%, with various maturities to 2031	560	650,388

		$44,080,274

Government National Mortgage Association:
7.50%, with maturity at 2025	$2,807	$3,270,013
8.00%, with various maturities to 2027	3,434	4,125,755
9.00%, with various maturities to 2026	1,715	2,121,381
9.50%, with maturity at 2025	225	264,293
11.00%, with maturity at 2018	131	145,617

		$9,927,059

Total Mortgage Pass-Throughs (identified cost $89,421,103)		$94,591,938

Asset-Backed Securities — 0.1%

Security	Principal Amount (000’s omitted)	Value

Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 4.994%, 7/17/19(10)(12)	$500	$473,048

Total Asset-Backed Securities (identified cost $500,000)		$473,048

Corporate Bonds & Notes — 0.8%

Security	Principal Amount (000’s omitted)	Value

Chemicals and Plastics — 0.1%
Ineos Finance PLC
7.50%, 5/1/20(10)	$150	$164,625

		$164,625

16	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(10)		$250	$265,938

			$265,938

Health Care — 0.1%
Community Health Systems, Inc.
5.125%, 8/15/18		$425	$443,063

			$443,063

Home Furnishings — 0.0%(13)
Libbey Glass, Inc.
6.875%, 5/15/20		$135	$145,800

			$145,800

Lodging and Casinos — 0.1%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20		$350	$324,406

			$324,406

Utilities — 0.4%
Calpine Corp.
7.50%, 2/15/21(10)		$517	$560,945
7.875%, 1/15/23(10)		607	663,147

			$1,224,092

Total Corporate Bonds & Notes (identified cost $2,432,215)			$2,567,924

Foreign Government Bonds — 13.0%

Security		Principal Amount (000’s omitted)	Value

Bangladesh — 1.0%
Bangladesh Treasury Bond, 11.30%, 3/7/17	BDT	50,000	$644,045
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	107,500	1,386,672
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	20,000	257,550
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	30,000	387,708
Bangladesh Treasury Bond, 11.55%, 10/3/17	BDT	29,900	385,658

Total Bangladesh			$3,061,633

Security		Principal Amount (000’s omitted)	Value

Costa Rica — 0.2%
Costa Rica Titulos de Propiedad Bond, 10.58%, 6/22/16	CRC	255,000	$557,518

Total Costa Rica			$557,518

Georgia — 0.3%
Georgia Treasury Bond, 6.10%, 3/7/15	GEL	350	$212,263
Georgia Treasury Bond, 6.80%, 7/12/14	GEL	500	303,461
Georgia Treasury Bond, 7.40%, 4/19/14	GEL	500	303,262
Georgia Treasury Bond, 9.10%, 12/8/13	GEL	200	120,292

Total Georgia			$939,278

Ghana — 1.7%
Ghana Government Bond, 16.90%, 3/7/16	GHS	1,852	$804,027
Ghana Government Bond, 19.24%, 5/30/16	GHS	1,480	670,640
Ghana Government Bond, 21.00%, 10/26/15	GHS	4,730	2,230,579
Ghana Government Bond, 24.00%, 5/25/15	GHS	3,282	1,592,679
Ghana Government Bond, 26.00%, 6/5/17	GHS	485	259,750

Total Ghana			$5,557,675

Hungary — 0.1%
National Bank of Hungary, 8.875%, 11/1/13	USD	370	$369,972

Total Hungary			$369,972

Jordan — 0.2%
Jordan Government Bond, 7.387%, 8/30/14	JOD	400	$577,639

Total Jordan			$577,639

Lebanon — 0.3%
Lebanon Treasury Note, 8.38%, 8/28/14	LBP	834,140	$566,661
Lebanon Treasury Note, 8.74%, 7/31/14	LBP	375,460	255,310

Total Lebanon			$821,971

Mexico — 0.2%
Mexican Bonos, 7.00%, 6/19/14	MXN	9,645	$758,063

Total Mexico			$758,063

Mongolia — 0.1%
Mongolia Government International Bond, 4.125%, 1/5/18(10)	USD	280	$264,880

Total Mongolia			$264,880

17	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Philippines — 1.0%
Republic of the Philippines, 6.25%, 1/27/14	PHP	30,670	$719,502
Republic of the Philippines, 6.25%, 1/14/36	PHP	85,000	2,242,536
Republic of the Philippines, 9.125%, 9/4/16	PHP	14,990	414,597

Total Philippines			$3,376,635

Romania — 1.5%
Romania Government Bond, 5.80%, 10/26/15	RON	11,260	$3,602,600
Romania Government Bond, 5.85%, 7/28/14	RON	1,340	419,118
Romania Government Bond, 5.90%, 7/26/17	RON	2,520	820,559
Romania Government Bond, 11.00%, 3/5/14	RON	250	78,667

Total Romania			$4,920,944

Russia — 0.6%
Russia Government Bond, 6.88%, 7/15/15	RUB	4,910	$155,242
Russia Government Bond, 7.00%, 6/3/15	RUB	4,910	155,518
Russia Government Bond, 7.10%, 3/13/14	RUB	30,380	951,589
Russia Government Bond, 12.00%, 8/20/14	RUB	20,290	665,246

Total Russia			$1,927,595

Serbia — 1.7%
Serbia Treasury Bill, 0.00%, 11/8/13	RSD	76,000	$903,163
Serbia Treasury Bill, 0.00%, 12/12/13	RSD	18,200	214,360
Serbia Treasury Bill, 0.00%, 3/6/14	RSD	195,000	2,244,201
Serbia Treasury Bill, 0.00%, 3/13/14	RSD	32,560	373,982
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	8,310	97,023
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	60,770	708,725
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	22,180	239,103
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	61,800	729,729

Total Serbia			$5,510,286

Sri Lanka — 1.0%
Sri Lanka Government Bond, 7.00%, 3/1/14	LKR	44,530	$337,421
Sri Lanka Government Bond, 8.50%, 4/1/18	LKR	86,910	609,618
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	254,080	1,722,942
Sri Lanka Government Bond, 11.75%, 4/1/14	LKR	55,290	425,960

Total Sri Lanka			$3,095,941

Turkey — 0.8%
Turkey Government Bond, 0.00%, 4/9/14	TRY	5,054	$2,461,213

Total Turkey			$2,461,213

Security		Principal Amount (000’s omitted)	Value

Uruguay — 0.9%
Monetary Regulation Bill, 0.00%, 8/20/15	UYU	12,600	$465,824
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(14)	UYU	50,650	2,337,871

Total Uruguay			$2,803,695

Vietnam — 1.4%
Vietnam Government Bond, 8.80%, 6/15/14	VND	79,746,100	$3,831,645
Vietnam Government Bond, 9.10%, 12/15/14	VND	13,799,200	671,452

Total Vietnam			$4,503,097

Total Foreign Government Bonds (identified cost $42,322,328)			$41,508,035

U.S. Treasury Obligations — 3.0%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Note, 1.75%, 5/15/22(15)		$10,000	$9,544,920

Total U.S. Treasury Obligations (identified cost $9,860,075)			$9,544,920

Common Stocks — 0.9%

Security		Shares	Value
Affinity Gaming, LLC(16)(17)		23,498	$276,103
Buffets Restaurants Holdings, Inc.(4)(16)(17)		10,672	61,364
Dayco Products, LLC(4)(16)(17)		8,898	360,369
Euramax International, Inc.(16)(17)		234	48,493
ION Media Networks, Inc.(4)(16)		1,357	886,365
MediaNews Group, Inc.(4)(16)(17)		3,023	77,752
New Young Broadcasting Holding Co., Inc.(16)(17)		116	1,145,500
United Subcontractors, Inc.(4)(16)(17)		162	2,529

Total Common Stocks (identified cost $1,012,978)			$2,858,475

Precious Metals — 0.7%

Description		Troy Ounces	Value
Platinum(17)		1,510	$2,189,742

Total Precious Metals (identified cost $2,644,211)			$2,189,742

18	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Currency Call Options Purchased — 0.0%(13)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Colombian Peso	Citibank NA	COP	1,800,452	COP	1,757.00	2/18/14	$1,044
Colombian Peso	Citibank NA	COP	1,651,901	COP	1,757.00	2/18/14	957
Colombian Peso	Citibank NA	COP	1,577,963	COP	1,757.00	2/18/14	915
Colombian Peso	Citibank NA	COP	1,091,000	COP	1,757.00	2/18/14	632
Colombian Peso	Citibank NA	COP	628,124	COP	1,757.00	2/18/14	364
Colombian Peso	JPMorgan Chase Bank	COP	646,320	COP	1,757.00	2/18/14	375
Colombian Peso	JPMorgan Chase Bank	COP	514,170	COP	1,757.00	2/18/14	298
Colombian Peso	JPMorgan Chase Bank	COP	398,100	COP	1,757.00	2/18/14	231
Indian Rupee	Goldman Sachs International	INR	94,577	INR	59.00	7/1/14	5,097
Indian Rupee	JPMorgan Chase Bank	INR	90,093	INR	59.00	7/1/14	4,856

Total Currency Call Options Purchased (identified cost $121,491)							$14,769

Currency Put Options Purchased — 0.0%(13)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

British Pound Sterling	Bank of America	GBP	4,587	GBP	1.35	3/13/14	$1,133
British Pound Sterling	Citibank NA	GBP	3,380	GBP	1.40	3/13/14	1,951
British Pound Sterling	Morgan Stanley & Co. International PLC	GBP	2,184	GBP	1.35	3/13/14	539

Total Currency Put Options Purchased (identified cost $178,430)							$3,623

Short-Term Investments — 10.1%

Foreign Government Securities — 7.7%

Security		Principal Amount (000’s omitted)	Value

Kenya — 1.2%
Kenya Treasury Bill, 0.00%, 3/24/14	KES	70,100	$790,412
Kenya Treasury Bill, 0.00%, 4/14/14	KES	128,100	1,435,468

Security		Principal Amount (000’s omitted)	Value

Kenya (continued)
Kenya Treasury Bill, 0.00%, 4/21/14	KES	66,900	$748,107
Kenya Treasury Bill, 0.00%, 6/9/14	KES	60,000	661,753
Kenya Treasury Bill, 0.00%, 9/22/14	KES	10,400	111,347

Total Kenya			$3,747,087

Lebanon — 1.8%
Lebanon Treasury Bill, 0.00%, 11/7/13	LBP	697,120	$462,320
Lebanon Treasury Bill, 0.00%, 11/21/13	LBP	408,240	270,272
Lebanon Treasury Bill, 0.00%, 12/5/13	LBP	345,690	228,455
Lebanon Treasury Bill, 0.00%, 12/19/13	LBP	1,767,800	1,166,235
Lebanon Treasury Bill, 0.00%, 1/2/14	LBP	902,460	594,268
Lebanon Treasury Bill, 0.00%, 4/10/14	LBP	908,950	590,316
Lebanon Treasury Bill, 0.00%, 6/12/14	LBP	3,729,430	2,399,642

Total Lebanon			$5,711,508

Mauritius — 0.5%
Mauritius Treasury Bill, 0.00%, 9/19/14	MUR	52,200	$1,680,485

Total Mauritius			$1,680,485

Nigeria — 0.7%
Nigeria Treasury Bill, 0.00%, 11/7/13	NGN	31,300	$196,936
Nigeria Treasury Bill, 0.00%, 11/14/13	NGN	36,175	226,900
Nigeria Treasury Bill, 0.00%, 11/21/13	NGN	103,300	647,374
Nigeria Treasury Bill, 0.00%, 12/12/13	NGN	13,600	84,552
Nigeria Treasury Bill, 0.00%, 12/19/13	NGN	43,400	269,096
Nigeria Treasury Bill, 0.00%, 1/9/14	NGN	148,405	913,921

Total Nigeria			$2,338,779

Philippines — 0.6%
Philippine Treasury Bill, 0.00%, 11/6/13	PHP	36,100	$835,450
Philippine Treasury Bill, 0.00%, 1/2/14	PHP	19,620	453,989
Philippine Treasury Bill, 0.00%, 1/8/14	PHP	13,700	316,997
Philippine Treasury Bill, 0.00%, 4/10/14	PHP	19,050	440,649

Total Philippines			$2,047,085

Romania — 0.3%
Romania Treasury Bill, 0.00%, 1/15/14	RON	3,500	$1,064,629

Total Romania			$1,064,629

Serbia — 0.5%
Serbia Treasury Bill, 0.00%, 2/20/14	RSD	33,710	$389,494
Serbia Treasury Bill, 0.00%, 4/3/14	RSD	27,380	312,600

19	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Serbia (continued)
Serbia Treasury Bill, 0.00%, 5/29/14	RSD	28,380	$318,739
Serbia Treasury Bill, 0.00%, 11/6/14	RSD	55,220	592,280

Total Serbia			$1,613,113

Sri Lanka — 1.5%
Sri Lanka Treasury Bill, 0.00%, 11/1/13	LKR	69,610	$531,679
Sri Lanka Treasury Bill, 0.00%, 3/7/14	LKR	37,420	277,768
Sri Lanka Treasury Bill, 0.00%, 3/28/14	LKR	118,590	875,443
Sri Lanka Treasury Bill, 0.00%, 4/18/14	LKR	275,150	2,020,321
Sri Lanka Treasury Bill, 0.00%, 6/27/14	LKR	20,250	145,880
Sri Lanka Treasury Bill, 0.00%, 10/3/14	LKR	59,530	417,479
Sri Lanka Treasury Bill, 0.00%, 10/31/14	LKR	76,190	530,903

Total Sri Lanka			$4,799,473

Uruguay — 0.1%
Monetary Regulation Bill, 0.00%, 8/29/14	UYU	3,921	$162,365

Total Uruguay			$162,365

Zambia — 0.5%
Zambia Treasury Bill, 0.00%, 8/25/14	ZMW	6,300	$1,035,710
Zambia Treasury Bill, 0.00%, 9/8/14	ZMW	810	132,480
Zambia Treasury Bill, 0.00%, 9/22/14	ZMW	2,360	383,084

Total Zambia			$1,551,274

Total Foreign Government Securities (identified cost $24,786,945)			$24,715,798

U.S. Treasury Obligations — 1.2%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/19/13(15)		$3,750	$3,749,842

Total U.S. Treasury Obligations (identified cost $3,749,945)			$3,749,842

Repurchase Agreements — 0.1%

Description		Principal Amount (000’s omitted)	Value

Nomura International PLC:
Dated 10/11/13 with a maturity date of 11/18/13, an interest rate of 0.50% payable by the Fund and repurchase proceeds of USD 422,154, collateralized by USD 354,000 Qatar Government International Bond 6.55%, due 4/9/19 and a market value, including accrued interest, of $427,987.	USD	422	$422,348

Total Repurchase Agreements (identified cost $422,348)			$422,348

Other — 1.1%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(18)		$3,579	$3,578,546

Total Other (identified cost $3,578,546)			$3,578,546

Total Short-Term Investments (identified cost $32,537,784)			$32,466,534

Total Investments — 126.6% (identified cost $399,215,320)			$405,701,610

Less Unfunded Loan Commitments — (0.1)%			$(200,000)

Net Investments — 126.5% (identified cost $399,015,320)			$405,501,610

Currency Put Options Written — (0.0)%(13)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

British Pound Sterling	Bank of America	GBP	4,587	GBP	1.35	3/13/14	$(1,133)
British Pound Sterling	Citibank NA	GBP	3,380	GBP	1.40	3/13/14	(1,951)
British Pound Sterling	Morgan Stanley & Co. International PLC	GBP	2,184	GBP	1.35	3/13/14	(539)
Indian Rupee	Goldman Sachs International	INR	115,416	INR	72.00	7/1/14	(23,679)

20	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Indian Rupee	JPMorgan Chase Bank	INR	109,944	INR	72.00	7/1/14	$(22,557)

Total Currency Put Options Written (premiums received $146,704)							$(49,859)

Other Assets, Less Liabilities — (26.5)%							$(84,938,139)

Net Assets — 100.0%							$320,513,612

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

COMM	–	Commercial Mortgage Pass-Through Certificates
CSFB	–	Credit Suisse First Boston Mortgage Securities Trust
DIP	–	Debtor In Possession
GECMC	–	General Electric Commercial Mortgage Corp.
GSMS	–	Goldman Sachs Mortgage Securities Corp. II
JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Trust
MSC	–	Morgan Stanley Capital I Trust
RBSCF	–	Royal Bank of Scotland Commercial Funding
WBCMT	–	Wachovia Bank Commercial Mortgage Trust
WFCM	–	Wells Fargo Commercial Mortgage Trust
WF-RBS	–	WF-RBS Commercial Mortgage Trust
BDT	–	Bangladesh Taka
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
GHS	–	Ghanaian Cedi
INR	–	Indian Rupee
JOD	–	Jordanian Dinar
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MUR	–	Mauritian Rupee
MXN	–	Mexican Peso
NGN	–	Nigerian Naira
PHP	–	Philippine Peso
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
TRY	–	New Turkish Lira
USD	–	United States Dollar
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
ZMW	–	Zambian Kwacha
*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrued status.

(3)	This Senior Loan will settle after October 31, 2013, at which time the interest rate will be determined.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(7)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2013.

(8)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(9)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2013.

(10)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $9,432,144 or 2.9% of the Fund’s net assets.

(11)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2013.

(12)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(13)	Amount is less than 0.05%.

(14)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(15)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(16)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(17)	Non-income producing.

(18)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

21	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Portfolio of Investments — continued

Securities Sold Short — (0.1)%

Foreign Government Bonds — (0.1)%

Security		Principal Amount (000’s omitted)	Value

Qatar — (0.1)%
Qatar Government International Bond, 6.55%, 4/9/19	USD	(354)	$(426,570)

Total Qatar			$(426,570)

Total Foreign Government Bonds (proceeds $430,612)			$(426,570)

Total Securities Sold Short (proceeds $430,612)			$(426,570)

USD	–	United States Dollar

22	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2013
Investments —
Securities of unaffiliated issuers, at value (identified cost, $392,792,563)	$399,733,322
Affiliated investment, at value (identified cost, $3,578,546)	3,578,546
Precious metals, at value (identified cost, $2,644,211)	2,189,742
Total Investments, at value (identified cost, $399,015,320)	$405,501,610
Cash	$9,348,930
Restricted cash*	400,000
Foreign currency, at value (identified cost, $2,169,074)	2,165,415
Interest receivable	2,576,862
Interest receivable from affiliated investment	721
Receivable for investments sold	3,064,835
Receivable for open forward foreign currency exchange contracts	929,375
Receivable for open swap contracts	1,278,894
Premium paid on open swap contracts	772,094
Tax reclaims receivable	19,301
Other assets	5,044
Total assets	$426,063,081

Liabilities
Notes payable	$95,000,000
Cash collateral due to brokers	400,000
Written options outstanding, at value (premiums received, $146,704)	49,859
Payable for investments purchased	6,570,460
Payable for variation margin on open futures contracts	82,898
Payable for open forward foreign currency exchange contracts	1,064,253
Payable for open swap contracts	1,100,863
Payable for securities sold short, at value (proceeds, $430,612)	426,570
Payable to affiliates:
Investment adviser fee	340,118
Trustees’ fees	2,178
Interest payable for securities sold short	1,417
Accrued expenses	510,853
Total liabilities	$105,549,469
Net Assets	$320,513,612

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 18,886,596 shares issued and outstanding	$188,866
Additional paid-in capital	337,479,001
Accumulated net realized loss	(23,448,115)
Accumulated distributions in excess of net investment income	(321,218)
Net unrealized appreciation	6,615,078
Net Assets	$320,513,612

Net Asset Value
($320,513,612 ÷ 18,886,596 common shares issued and outstanding)	$16.97

*	Represents restricted cash pledged for the benefit of the Fund for open derivative contracts.

23	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest (net of foreign taxes, $117,258)	$22,155,918
Dividends	63,467
Interest allocated from affiliated investment	9,933
Expenses allocated from affiliated investment	(1,211)
Total investment income	$22,228,107

Expenses
Investment adviser fee	$4,125,118
Trustees’ fees and expenses	20,887
Custodian fee	655,115
Transfer and dividend disbursing agent fees	18,372
Legal and accounting services	160,709
Printing and postage	145,890
Interest expense and fees	1,276,360
Interest expense on securities sold short	261,594
Miscellaneous	94,172
Total expenses	$6,758,217
Deduct —
Reduction of investment adviser fee	$91,469
Reduction of custodian fee	1,338
Total expense reductions	$92,807

Net expenses	$6,665,410

Net investment income	$15,562,697

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a gain of $534,700 from precious metals)	$3,949,713
Investment transactions allocated from affiliated investment	229
Written options	852,926
Securities sold short	(992,540)
Futures contracts	(1,011,379)
Swap contracts	(3,126,657)
Forward commodity contracts	(44,871)
Foreign currency and forward foreign currency exchange contract transactions	(2,477,808)
Net realized loss	$(2,850,387)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $803,642 from precious metals)	$(11,330,902)
Written options	(249,502)
Securities sold short	602,921
Futures contracts	144,196
Swap contracts	1,209,373
Forward commodity contracts	109,589
Foreign currency and forward foreign currency exchange contracts	312,707
Net change in unrealized appreciation (depreciation)	$(9,201,618)

Net realized and unrealized loss	$(12,052,005)

Net increase in net assets from operations	$3,510,692

24	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$15,562,697	$16,376,795
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(2,850,387)	3,991,302
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(9,201,618)	1,265,177
Net increase in net assets from operations	$3,510,692	$21,633,274
Distributions to shareholders —
From net investment income	$(13,169,455)	$(13,830,542)
Tax return of capital	(7,228,069)	(6,566,982)
Total distributions	$(20,397,524)	$(20,397,524)

Net increase (decrease) in net assets	$(16,886,832)	$1,235,750

Net Assets
At beginning of year	$337,400,444	$336,164,694
At end of year	$320,513,612	$337,400,444

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(321,218)	$52,043

25	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2013
Net increase in net assets from operations	$3,510,692
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased, including repurchases of securities sold short	(226,318,003)
Investments sold and principal repayments	234,591,875
Proceeds from securities sold short	900,905
Decrease in short-term investments, net, excluding foreign government securities	20,182,460
Net amortization/accretion of premium (discount)	6,752,477
Increase in restricted cash	(140,000)
Decrease in interest receivable	321,730
Increase in interest receivable from affiliated investment	(55)
Decrease in receivable for variation margin on open futures contracts	28,922
Decrease in receivable for open forward foreign currency exchange contracts	251,876
Decrease in receivable for closed forward foreign currency exchange contracts	194,595
Decrease in receivable for open swap contracts	390,519
Decrease in premium paid on open swap contracts	2,462,450
Increase in tax reclaims receivable	(1,782)
Decrease in other assets	39,403
Increase in cash collateral due to brokers	400,000
Decrease in written options outstanding, at value	(233,097)
Increase in payable for variation margin on open futures contracts	82,898
Decrease in payable for open forward commodity contracts	(109,589)
Decrease in payable for open forward foreign currency exchange contracts	(577,860)
Decrease in payable for closed forward foreign currency exchange contracts	(161,920)
Decrease in payable for open swap contracts	(1,599,892)
Decrease in premium payable for open swap contracts	(282,183)
Decrease in premium received on open swap contracts	(669,759)
Increase in payable to affiliate for investment adviser fee	4,253
Increase in payable to affiliate for Trustees’ fees	1,040
Decrease in interest payable for securities sold short	(351,668)
Increase in accrued expenses	117,323
Increase in unfunded loan commitments	200,000
Net change in unrealized (appreciation) depreciation from:
Investments	11,330,902
Securities sold short	(602,921)
Net realized (gain) loss from:
Investments	(3,949,713)
Securities sold short	992,540
Net cash provided by operating activities	$47,758,418

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(20,397,524)
Proceeds from notes payable	46,000,000
Repayment of notes payable	(66,000,000)
Net cash used in financing activities	$(40,397,524)

Net increase in cash*	$7,360,894

Cash at beginning of year(1)	$4,153,451

Cash at end of year(1)	$11,514,345

Supplemental disclosure of cash flow information
Cash paid for interest and fees	$1,887,144

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(5,868).

26	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Consolidated Financial Highlights

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$17.860	$17.800	$18.270	$17.660	$14.970

Income (Loss) From Operations
Net investment income(1)	$0.824	$0.867	$0.822	$1.051	$1.130
Net realized and unrealized gain (loss)	(0.634)	0.273	(0.132)	0.639	2.670

Total income from operations	$0.190	$1.140	$0.690	$1.690	$3.800

Less Distributions
From net investment income	$(0.697)	$(0.732)	$(1.160)	$(1.080)	$(1.001)
Tax return of capital	(0.383)	(0.348)	—	—	(0.109)

Total distributions	$(1.080)	$(1.080)	$(1.160)	$(1.080)	$(1.110)

Net asset value — End of year	$16.970	$17.860	$17.800	$18.270	$17.660

Market value — End of year	$15.290	$17.320	$16.350	$17.600	$15.570

Total Investment Return on Net Asset Value(2)	1.47%	6.92%	4.35%	10.26%	28.04%

Total Investment Return on Market Value(2)	(5.72)%	12.87%	(0.51)%	20.48%	33.90%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$320,514	$337,400	$336,165	$345,073	$333,484
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.55%	1.47%	1.38%	1.27%	1.22%
Interest and fee expense(4)	0.47%	0.55%	0.51%	0.46%	0.41%
Total expenses(3)	2.02%	2.02%	1.89%	1.73%	1.63%
Net investment income	4.72%	4.87%	4.52%	5.81%	7.17%
Portfolio Turnover	48%	42%	35%	21%	32%
Senior Securities:
Total notes payable outstanding (in 000’s)	$95,000	$115,000	$98,000	$98,000	$111,000
Asset coverage per $1,000 of notes payable(5)	$4,374	$3,934	$4,430	$4,521	$4,004

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest expense relates to borrowings for the purpose of financial leverage (see Note 8) and securities sold short.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

27	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EVG Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2013 were $8,685,458 or 2.7% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the

28

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $21,577,188 and deferred capital losses of $254,328 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2016 ($14,101,233), October 31, 2017 ($738,126), October 31, 2018 ($5,165,932) and October 31, 2019 ($1,571,897). The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized

29

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments. At October 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

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Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

N  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 7 and 10. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Repurchase Agreements — A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Fund will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

S  Securities Sold Short — A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Fund is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Fund sold the security

31

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October 31, 2013

Notes to Consolidated Financial Statements — continued

short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

T  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile to changes in interest rates.

U  Consolidated Statement of Cash Flows — The cash amount shown in the Consolidated Statement of Cash Flows of the Fund is the amount included in the Fund’s Consolidated Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions to shareholders and to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$13,169,455	$13,830,542
Tax return of capital	7,228,069	6,566,982

During the year ended October 31, 2013, accumulated net realized loss was decreased by $3,354,706, accumulated distributions in excess of net investment income was increased by $2,766,503 and paid-in capital was decreased by $588,203 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), premium amortization, swap contracts, mixed straddles and investment in the Subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and deferred capital losses	$(21,831,516)
Net unrealized appreciation	$4,677,261

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, premium amortization, futures contracts and swap contracts.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary each pay EVM a fee at an annual rate of 0.75% of its respective average daily total leveraged assets (excluding its interest in the Subsidiary in the case of the Fund), subject to the limitation described below, and is payable monthly. Total leveraged assets

32

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2013, the Fund’s investment leverage was 42% of its total leveraged assets. For the year ended October 31, 2013, the Fund’s investment adviser fee amounted to $4,125,118 or 0.65% of the Fund’s average daily total leveraged assets and 1.25% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily total leveraged assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily total leveraged assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first eight full years of operations on February 28, 2013. Pursuant to this agreement, EVM waived $91,469 of its investment adviser fee for the year ended October 31, 2013.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and securities sold short, for the year ended October 31, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$143,928,973	$147,309,807
U.S. Government and Agency Securities	40,980,475	34,991,146

	$184,909,448	$182,300,953

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares by the Fund for the years ended October 31, 2013 and October 31, 2012.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$400,646,777

Gross unrealized appreciation	$9,604,839
Gross unrealized depreciation	(4,750,006)

Net unrealized appreciation	$4,854,833

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Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward commodity contracts, forward foreign currency exchange contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at October 31, 2013 is included in the Consolidated Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/5/13	Indian Rupee 27,732,000	United States Dollar 451,588	Citibank NA	$331	$—	$331
11/5/13	United States Dollar 451,956	Indian Rupee 27,732,000	Citibank NA	—	(699)	(699)
11/6/13	Philippine Peso 19,043,000	United States Dollar 441,659	Goldman Sachs International	1,002	—	1,002
11/6/13	United States Dollar 421,001	Philippine Peso 18,303,000	Barclays Bank PLC	2,533	—	2,533
11/6/13	United States Dollar 753,932	Philippine Peso 32,450,000	Goldman Sachs International	—	(3,035)	(3,035)
11/12/13	Euro 5,770,258	United States Dollar 7,586,648	Bank of America	—	(248,053)	(248,053)
11/12/13	Euro 1,038,694	United States Dollar 1,365,550	Goldman Sachs International	—	(44,761)	(44,761)
11/13/13	Romanian Leu 1,633,000	Euro 366,801	Standard Chartered Bank	—	(1,606)	(1,606)
11/18/13	United States Dollar 2,354,405	South Korean Won 2,626,339,000	Bank of America	113,108	—	113,108
11/18/13	United States Dollar 2,143,772	Colombian Peso 4,069,844,000	Bank of America	4,328	—	4,328
11/18/13	United States Dollar 3,578,809	Colombian Peso 6,789,000,000	Citibank NA	4,486	—	4,486
11/18/13	United States Dollar 450,049	Indian Rupee 27,732,000	Citibank NA	—	(2,875)	(2,875)
11/18/13	United States Dollar 2,474,711	South Korean Won 2,800,507,000	HSBC Bank USA	156,437	—	156,437
11/18/13	United States Dollar 3,758,738	Indian Rupee 231,963,000	JPMorgan Chase Bank	—	(18,375)	(18,375)
11/18/13	United States Dollar 1,471,246	South Korean Won 1,654,490,147	Toronto-Dominion Bank	83,190	—	83,190
11/18/13	United States Dollar 800,953	South Korean Won 906,518,515	Toronto-Dominion Bank	50,745	—	50,745
11/20/13	Chilean Peso 722,070,000	United States Dollar 1,398,807	BNP Paribas	—	(7,503)	(7,503)
11/20/13	United States Dollar 178,730	Chilean Peso 93,011,000	JPMorgan Chase Bank	2,419	—	2,419
11/20/13	United States Dollar 2,386,196	Chilean Peso 1,213,977,000	Nomura International PLC	—	(21,843)	(21,843)
11/20/13	United States Dollar 412,433	Chilean Peso 214,465,290	Standard Chartered Bank	5,261	—	5,261

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Short Duration Diversified Income Fund

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
11/25/13	Euro 1,266,709	United States Dollar 1,748,153	Australia and New Zealand Banking Group Limited	$28,200	$—	$28,200
11/25/13	United States Dollar 1,591,413	New Taiwan Dollar 47,543,470	BNP Paribas	24,318	—	24,318
11/25/13	United States Dollar 3,974,085	Israeli Shekel 14,031,700	Standard Chartered Bank	3,628	—	3,628
11/29/13	British Pound Sterling 454,766	United States Dollar 705,410	Goldman Sachs International	—	(23,625)	(23,625)
11/29/13	Euro 3,321,624	United States Dollar 4,428,522	Citibank NA	—	(81,660)	(81,660)
11/29/13	United States Dollar 400,859	New Zealand Dollar 485,840	JPMorgan Chase Bank	—	(240)	(240)
12/3/13	United States Dollar 590,341	Philippine Peso 26,323,320	Deutsche Bank	17,833	—	17,833
12/9/13	United States Dollar 5,518,911	Mexican Peso 70,642,060	Nomura International PLC	—	(119,507)	(119,507)
12/11/13	United States Dollar 398,861	Nigerian Naira 65,134,000	Standard Chartered Bank	6,790	—	6,790
12/13/13	Euro 3,645,502	Norwegian Krone 28,879,300	Australia and New Zealand Banking Group Limited	—	(105,808)	(105,808)
12/13/13	Euro 2,383,327	Swedish Krona 20,615,775	Nomura International PLC	—	(57,751)	(57,751)
12/16/13	United States Dollar 747,169	Singapore Dollar 935,000	Bank of America	5,549	—	5,549
12/16/13	United States Dollar 671,600	Russian Ruble 22,324,000	Credit Suisse International	19,332	—	19,332
12/16/13	United States Dollar 356,506	Russian Ruble 11,549,000	Credit Suisse International	938	—	938
12/16/13	United States Dollar 288,856	Russian Ruble 9,351,000	Goldman Sachs International	559	—	559
12/17/13	United States Dollar 375,409	Nigerian Naira 61,323,000	Standard Bank	5,843	—	5,843
12/18/13	Euro 3,014,911	Polish Zloty 12,818,948	Deutsche Bank	56,635	—	56,635
12/23/13	United States Dollar 4,284,638	Singapore Dollar 5,317,000	Standard Chartered Bank	—	(4,180)	(4,180)
12/31/13	British Pound Sterling 190,418	United States Dollar 304,821	Citibank NA	—	(364)	(364)
12/31/13	Euro 467,982	United States Dollar 631,116	HSBC Bank USA	—	(4,340)	(4,340)
1/9/14	Euro 523,612	Czech Koruna 13,409,000	JPMorgan Chase Bank	—	(5,066)	(5,066)
1/9/14	Euro 205,721	Czech Koruna 5,250,000	Standard Chartered Bank	—	(2,951)	(2,951)
1/9/14	Euro 839,126	Czech Koruna 21,477,000	Standard Chartered Bank	—	(8,744)	(8,744)
1/9/14	Euro 796,005	Czech Koruna 20,322,000	Standard Chartered Bank	—	(10,998)	(10,998)
1/15/14	United States Dollar 5,559,524	Yuan Offshore Renminbi 34,091,000	Bank of America	22,190	—	22,190

35

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
1/21/14	United States Dollar 153,986	Nigerian Naira 25,400,000	Deutsche Bank	$2,333	$—	$2,333
1/29/14	Euro 950,000	United States Dollar 1,311,143	Australia and New Zealand Banking Group Limited	21,114	—	21,114
1/29/14	Euro 527,643	United States Dollar 727,813	Goldman Sachs International	11,313	—	11,313
1/31/14	British Pound Sterling 624,499	United States Dollar 1,001,465	HSBC Bank USA	818	—	818
2/5/14	Euro 4,240,540	United States Dollar 5,852,594	Australia and New Zealand Banking Group Limited	94,187	—	94,187
2/12/14	Euro 2,091,307	United States Dollar 2,885,926	Bank of America	46,014	—	46,014
2/12/14	Euro 982,886	United States Dollar 1,350,652	Goldman Sachs International	15,932	—	15,932
2/12/14	United States Dollar 1,634,384	Euro 1,184,182	Australia and New Zealand Banking Group Limited	—	(26,312)	(26,312)
2/12/14	United States Dollar 4,641,486	Euro 3,364,922	Goldman Sachs International	—	(72,054)	(72,054)
2/18/14	United States Dollar 3,755,941	Indonesian Rupiah 41,375,443,000	BNP Paribas	—	(99,754)	(99,754)
3/6/14	United States Dollar 5,475,097	Peruvian New Sol 15,500,000	Bank of America	42,594	—	42,594
3/10/14	United States Dollar 790,082	Kazakhstani Tenge 125,623,000	Citibank NA	5,963	—	5,963
3/13/14	United States Dollar 396,376	Azerbaijani Manat 315,000	VTB Capital PLC	—	(846)	(846)
4/2/14	Croatian Kuna 1,825,000	Euro 236,828	Citibank NA	—	(2,851)	(2,851)
4/3/14	Croatian Kuna 1,786,000	Euro 232,069	Citibank NA	—	(2,376)	(2,376)
4/3/14	Euro 470,244	Croatian Kuna 3,611,000	Citibank NA	3,393	—	3,393
4/11/14	United States Dollar 668,193	Kenyan Shilling 61,574,000	Standard Chartered Bank	29,586	—	29,586
6/10/14	United States Dollar 792,678	Kazakhstani Tenge 127,859,000	Deutsche Bank	3,024	—	3,024
7/17/14	United States Dollar 1,151,016	Armenian Dram 504,260,000	VTB Capital PLC	32,583	—	32,583
8/14/14	United States Dollar 2,449,955	Indonesian Rupiah 27,831,494,048	Barclays Bank PLC	—	(83,693)	(83,693)
8/20/14	Indonesian Rupiah 4,962,396,000	United States Dollar 426,359	Standard Chartered Bank	4,866	—	4,866
9/15/14	United States Dollar 394,186	Azerbaijani Manat 320,000	VTB Capital PLC	—	(1,548)	(1,548)
10/9/14	United States Dollar 147,239	Azerbaijani Manat 120,000	VTB Capital PLC	—	(414)	(414)
10/9/14	United States Dollar 122,775	Azerbaijani Manat 100,000	VTB Capital PLC	—	(421)	(421)

				$929,375	$(1,064,253)	$(134,878)

36

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/13	24 Gold	Long	$3,190,080	$3,176,880	$(13,200)
12/13	4 U.S. 10-Year Deliverable Interest Rate Swap	Short	(374,958)	(391,313)	(16,355)
1/14	14 Platinum	Long	997,226	1,013,880	16,654

					$(12,901)

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	HUF 139,000	Pays	6-month HUF BUBOR	5.13%	12/21/16	$25,397
Bank of America	HUF 117,000	Pays	6-month HUF BUBOR	6.95	1/17/17	69,808
Bank of America	HUF 117,000	Receives	6-month HUF BUBOR	7.91	1/17/17	(88,598)
Bank of America	PLN 838	Pays	6-month PLN WIBOR	4.34	7/30/17	10,161
Bank of America	PLN 838	Receives	6-month PLN WIBOR	3.35	7/30/17	(184)
Bank of America	PLN 2,560	Pays	6-month PLN WIBOR	3.83	11/14/17	31,315
Bank of America	PLN 2,560	Receives	6-month PLN WIBOR	3.61	11/14/17	(13,932)
Bank of America	PLN 2,900	Receives	6-month PLN WIBOR	3.52	11/16/17	(17,506)
Barclays Bank PLC	PLN 2,900	Pays	6-month PLN WIBOR	3.81	11/16/17	34,738
Barclays Bank PLC	PLN 4,890	Pays	6-month PLN WIBOR	3.82	11/19/17	60,162
Barclays Bank PLC	PLN 4,890	Receives	6-month PLN WIBOR	3.53	11/19/17	(21,446)
BNP Paribas	PLN 2,147	Pays	6-month PLN WIBOR	4.25	8/7/17	23,516
BNP Paribas	PLN 2,147	Receives	6-month PLN WIBOR	3.60	8/7/17	(6,751)
BNP Paribas	PLN 400	Pays	6-month PLN WIBOR	3.85	11/13/17	4,989
BNP Paribas	PLN 400	Receives	6-month PLN WIBOR	3.38	11/13/17	(785)
Citibank NA	PLN 2,130	Pays	6-month PLN WIBOR	3.82	11/19/17	25,917
Citibank NA	PLN 2,130	Receives	6-month PLN WIBOR	3.60	11/19/17	(11,805)
Credit Suisse International	HUF 46,530	Pays	6-month HUF BUBOR	6.93	12/16/16	28,493
Credit Suisse International	HUF 46,530	Receives	6-month HUF BUBOR	7.32	12/16/16	(31,115)
Credit Suisse International	HUF 80,000	Pays	6-month HUF BUBOR	5.12	1/16/17	23,432
Credit Suisse International	HUF 80,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(57,038)
Credit Suisse International	HUF 67,000	Pays	6-month HUF BUBOR	5.87	1/20/17	28,340
Credit Suisse International	HUF 67,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(49,194)
Deutsche Bank	HUF 69,250	Pays	6-month HUF BUBOR	7.01	1/19/17	43,715
Deutsche Bank	HUF 69,250	Receives	6-month HUF BUBOR	7.98	1/19/17	(53,162)
Deutsche Bank	PLN 550	Pays	6-month PLN WIBOR	3.79	11/16/17	6,422
Deutsche Bank	PLN 550	Receives	6-month PLN WIBOR	3.60	11/16/17	(2,969)
JPMorgan Chase Bank	HUF 173,000	Pays	6-month HUF BUBOR	6.93	12/19/16	105,851
JPMorgan Chase Bank	HUF 173,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(114,237)
JPMorgan Chase Bank	HUF 103,000	Pays	6-month HUF BUBOR	6.94	12/20/16	61,711
JPMorgan Chase Bank	HUF 103,000	Receives	6-month HUF BUBOR	7.34	12/20/16	(69,342)

37

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

JPMorgan Chase Bank	HUF 139,000	Receives	6-month HUF BUBOR	7.36%	12/21/16	$(94,017)
JPMorgan Chase Bank	HUF 80,000	Pays	6-month HUF BUBOR	6.99	12/22/16	49,684
JPMorgan Chase Bank	HUF 80,000	Receives	6-month HUF BUBOR	7.30	12/22/16	(53,352)
JPMorgan Chase Bank	HUF 78,000	Pays	6-month HUF BUBOR	5.10	12/27/16	21,643
JPMorgan Chase Bank	HUF 78,000	Receives	6-month HUF BUBOR	7.37	12/27/16	(52,597)
JPMorgan Chase Bank	HUF 82,000	Pays	6-month HUF BUBOR	5.09	1/20/17	23,591
JPMorgan Chase Bank	HUF 82,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(60,208)
Morgan Stanley & Co. International PLC	HUF 72,000	Pays	6-month HUF BUBOR	6.94	12/19/16	44,116
Morgan Stanley & Co. International PLC	HUF 72,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(47,544)

						$(122,781)

HUF	–	Hungarian Forint
PLN	–	Polish Zloty

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Austria	Barclays Bank PLC	$2,200	0.44%		12/20/13	$(2,309)	$—	$(2,309)
Austria	Barclays Bank PLC	1,000	1.42		3/20/14	(6,959)	—	(6,959)
China	Bank of America	500	1.00	(1)	3/20/17	(9,386)	(10,102)	(19,488)
China	Barclays Bank PLC	863	1.00	(1)	3/20/17	(16,201)	(15,867)	(32,068)
China	Deutsche Bank	316	1.00	(1)	3/20/17	(5,932)	(5,522)	(11,454)
China	Deutsche Bank	369	1.00	(1)	3/20/17	(6,927)	(6,448)	(13,375)
Croatia	BNP Paribas	870	1.00	(1)	12/20/17	69,532	(48,464)	21,068
Croatia	Citibank NA	1,500	1.00	(1)	12/20/17	119,882	(82,559)	37,323
Egypt	Bank of America	1,400	1.00	(1)	9/20/15	133,349	(25,267)	108,082
Egypt	Citibank NA	300	1.00	(1)	6/20/20	82,231	(22,068)	60,163
Egypt	Deutsche Bank	350	1.00	(1)	6/20/20	95,936	(25,869)	70,067
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	82,231	(19,623)	62,608
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	82,231	(22,203)	60,028
Guatemala	Citibank NA	1,286	1.00	(1)	9/20/20	124,943	(68,007)	56,936
Lebanon	Barclays Bank PLC	500	1.00	(1)	12/20/14	3,748	(8,731)	(4,983)
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	1,343	(1,985)	(642)
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	1,343	(2,271)	(928)
Lebanon	Barclays Bank PLC	300	1.00	(1)	3/20/15	4,029	(5,851)	(1,822)
Lebanon	Citibank NA	1,200	3.30		9/20/14	(21,850)	—	(21,850)
Lebanon	Citibank NA	350	1.00	(1)	12/20/14	2,624	(5,989)	(3,365)
Lebanon	Citibank NA	500	1.00	(1)	12/20/14	3,749	(8,732)	(4,983)
Lebanon	Citibank NA	1,000	1.00	(1)	12/20/14	7,497	(17,726)	(10,229)
Lebanon	Citibank NA	300	1.00	(1)	3/20/15	4,030	(5,213)	(1,183)

38

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Lebanon	Credit Suisse International	$200	1.00	%(1)	3/20/15	$2,686	$(3,921)	$(1,235)
Lebanon	Credit Suisse International	800	1.00	(1)	3/20/15	10,744	(15,595)	(4,851)
Lebanon	Credit Suisse International	100	1.00	(1)	6/20/15	1,941	(2,158)	(217)
Lebanon	Deutsche Bank	200	1.00	(1)	3/20/15	2,686	(3,620)	(934)
Lebanon	Deutsche Bank	100	1.00	(1)	6/20/15	1,942	(2,158)	(216)
Lebanon	HSBC Bank USA	1,250	1.00	(1)	12/20/17	123,068	(147,276)	(24,208)
Philippines	Barclays Bank PLC	1,100	1.85		12/20/14	(23,881)	—	(23,881)
Philippines	Barclays Bank PLC	655	1.00	(1)	3/20/15	(8,017)	(5,258)	(13,275)
Philippines	Citibank NA	800	1.84		12/20/14	(17,267)	—	(17,267)
Philippines	JPMorgan Chase Bank	656	1.00	(1)	3/20/15	(8,030)	(5,266)	(13,296)
Thailand	Barclays Bank PLC	1,900	0.97		9/20/19	18,533	—	18,533
Thailand	Citibank NA	1,600	0.86		12/20/14	(13,308)	—	(13,308)
Thailand	Citibank NA	900	0.95		9/20/19	9,799	—	9,799
Thailand	JPMorgan Chase Bank	800	0.87		12/20/14	(6,755)	—	(6,755)
Tunisia	Barclays Bank PLC	350	1.00	(1)	9/20/17	30,341	(24,997)	5,344
Tunisia	Citibank NA	360	1.00	(1)	9/20/17	31,207	(26,944)	4,263
Tunisia	Deutsche Bank	500	1.00	(1)	6/20/17	40,051	(28,775)	11,276
Tunisia	Goldman Sachs International	300	1.00	(1)	9/20/17	26,007	(18,913)	7,094
Tunisia	Nomura International PLC	400	1.00	(1)	12/20/17	37,234	(33,855)	3,379
Uruguay	Citibank NA	300	1.00	(1)	6/20/20	16,218	(15,191)	1,027
Uruguay	Deutsche Bank	600	1.00	(1)	6/20/20	32,435	(29,670)	2,765

						$1,056,768	$(772,094)	$284,674

*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps
Counterparty	Fund Receives	Fund Pays	Termination Date	Net Unrealized Appreciation

Citibank NA	Total return on GTQ 2,350,000 Banco de Guatemala, 0%, due 12/3/13	3-month USD-LIBOR-BBA + 50bp on $290,020 (Notional Amount) plus Notional Amount at termination date	12/5/13	$4,726
Citibank NA	Total return on GTQ 17,500,000 Banco de Guatemala, 0%, due 6/3/14	3-month USD-LIBOR-BBA + 50bp on $2,141,980 (Notional Amount) plus Notional Amount at termination date	6/5/14	11,412

				$16,138

GTQ	–	Guatemalan Quetzal

39

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

Written options activity for the year ended October 31, 2013 was as follows:

	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)	Premiums Received

Outstanding, beginning of year	INR 975,700	KRW —	GBP —	$629,303
Options written	838,173	9,433,760	10,151	370,327
Options expired	(1,588,513)	(9,433,760)	—	(852,926)

Outstanding, end of year	INR 225,360	KRW —	GBP 10,151	$146,704

GBP	–	British Pound Sterling
INR	–	Indian Rupee
KRW	–	South Korean Won

At October 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Commodity Risk: The Fund invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts, options on currencies, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Fund enters into swap contracts, over-the-counter written options and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2013, the fair value, excluding upfront payments, of derivatives with credit-related contingent features in a net liability position was $2,214,975. The Fund may be required to pledge collateral in the form of cash or securities for the benefit of a counterparty if the net amount due to the counterparty exceeds a certain threshold. Collateral pledged for the benefit of a counterparty for over-the-counter derivatives is held in a segregated account by the Fund’s custodian. Securities pledged as collateral, if any, are identified in the Consolidated Portfolio of Investments. Cash pledged as collateral, if any, is included in restricted cash on the Consolidated Statement of Assets and Liabilities. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $635,200 at October 31, 2013.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, over-the-counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. At October 31, 2013, the maximum amount of loss the Fund would incur due to counterparty risk was $2,226,661, with the highest amount from any one counterparty being $479,679. Such maximum amount would be reduced by any unamortized upfront payments received by the Fund. Such amount would be increased by any unamortized upfront payments made by the Fund. To mitigate this risk, the Fund (and Subsidiary) has entered into master netting agreements with substantially all of its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund (and Subsidiary) or the counterparty. At October 31, 2013, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $1,496,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Collateral pledged for the benefit of the Fund is held in a segregated account by the Fund’s custodian. The portion of such collateral representing cash is reflected as restricted cash with a corresponding liability on the Consolidated Statement of Assets and Liabilities. The carrying amount of the liability at October 31, 2013 approximated its fair value. If measured at fair value, the liability for cash collateral due to broker would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2013. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered fund may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund.

40

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$18,392	$—	$—
Net unrealized appreciation*	—	—	—	16,654
Receivable for open forward foreign currency exchange contracts	—	929,375	—	—
Receivable for open swap contracts; Premium paid on open swap contracts	1,203,590	16,138	723,001	—

Total Asset Derivatives	$1,203,590	$963,905	$723,001	$16,654

Written options outstanding, at value	$—	$(49,859)	$—	$—
Net unrealized appreciation*	—	—	(16,355)	(13,200)
Payable for open forward foreign currency exchange contracts	—	(1,064,253)	—	—
Payable for open swap contracts; Premium paid on open swap contracts	(146,822)	—	(845,782)	—

Total Liability Derivatives	$(146,822)	$(1,114,112)	$(862,137)	$(13,200)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2013 was as follows:

Consolidated Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Commodity

Net realized gain (loss) —
Investment transactions	$—	$(541,989)	$—	$(121,910)
Written options	—	852,926	—	—
Futures contracts	—	—	(271,492)	(739,887)
Swap contracts	(2,620,649)	(1,176)	(504,832)	—
Forward commodity contracts	—	—	—	(44,871)
Foreign currency and forward foreign currency exchange contract transactions	—	(1,902,970)	—	—

Total	$(2,620,649)	$(1,593,209)	$(776,324)	$(906,668)

Change in unrealized appreciation (depreciation) —
Investments	$—	$(323,500)	$—	$2,480
Written options	—	(249,502)	—	—
Futures contracts	—	—	41,456	102,740
Swap contracts	792,932	16,138	400,303	—
Forward commodity contracts	—	—	—	109,589
Foreign currency and forward foreign currency exchange contracts	—	325,984	—	—

Total	$792,932	$(230,880)	$441,759	$214,809

41

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $10,668,000, $526,000, $175,146,000 and $103,940,000, respectively.

The average principal amount of purchased currency options contracts and average number of purchased commodity options contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $42,604,000 and 14 contracts, respectively.

8  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $150 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2013, the Fund had borrowings outstanding under the Agreement of $95,000,000 at an interest rate of 0.93%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2013 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2013. For the year ended October 31, 2013, the average borrowings under the Agreement and the average interest rate (excluding fees) were $105,704,110 and 0.99%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

42

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Notes to Consolidated Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$159,429,506	$180,740	$159,610,246
Collateralized Mortgage Obligations	—	48,054,718	—	48,054,718
Commercial Mortgage-Backed Securities	—	11,617,638	—	11,617,638
Mortgage Pass-Throughs	—	94,591,938	—	94,591,938
Asset-Backed Securities	—	473,048	—	473,048
Corporate Bonds & Notes	—	2,567,924	—	2,567,924
Foreign Government Bonds	—	41,508,035	—	41,508,035
U.S. Treasury Obligations	—	9,544,920	—	9,544,920
Common Stocks	—	1,470,096	1,388,379	2,858,475
Precious Metals	2,189,742	—	—	2,189,742
Currency Call Options Purchased	—	14,769	—	14,769
Currency Put Options Purchased	—	3,623	—	3,623
Short-Term Investments —
Foreign Government Securities	—	24,715,798	—	24,715,798
U.S. Treasury Obligations	—	3,749,842	—	3,749,842
Repurchase Agreements	—	422,348	—	422,348
Other	—	3,578,546	—	3,578,546

Total Investments	$2,189,742	$401,742,749	$1,569,119	$405,501,610

Forward Foreign Currency Exchange Contracts	$—	$929,375	$—	$929,375
Futures Contracts	16,654	—	—	16,654
Swap Contracts	—	1,942,729	—	1,942,729

Total	$2,206,396	$404,614,853	$1,569,119	$408,390,368

Liability Description

Currency Put Options Written	$—	$(49,859)	$—	$(49,859)
Securities Sold Short	—	(426,570)	—	(426,570)
Forward Foreign Currency Exchange Contracts	—	(1,064,253)	—	(1,064,253)
Futures Contracts	(29,555)	—	—	(29,555)
Swap Contracts	—	(992,604)	—	(992,604)

Total	$(29,555)	$(2,533,286)	$—	$(2,562,841)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2013 is not presented.

At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

43

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of October 31, 2013, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2013, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Diversified Income Fund and subsidiary as of October 31, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2013

44

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

45

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

46

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2013, Fund records indicate that there are 12 registered shareholders and approximately 14,579 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

47

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2015. 3 years. Trustee since 2008.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2015. 3 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2015. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2015. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2016. 3 years. Trustee since 2004.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2016. 3 years. Trustee since 2004.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

48

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2014. 3 years. Trustee since 2005.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2016. 3 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2014. 3 years. Chairman of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	Since 2007	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Fund since 2007.

49

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, will be disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

50

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2319-12/13	CE-SDDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2012 and October 31, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$88,710	$95,110
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$31,710	$40,050
All Other Fees(3)	$7,940	$0

Total	$128,360	$135,160

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2012 and October 31, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/12	10/31/13
Registrant	$39,650	$40,050
Eaton Vance(1)	$566,619	$526,385

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Payson F. Swaffield, Catherine M. McDermott, Eric A. Stein and Andrew Szczurowski and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.

Mr. Page has been an EVM portfolio manager since 1996 and is a Vice President. He is head of EVM’s Bank Loan Investment Group. Mr. Swaffield is Chief Income Investment Officer of EVM and has been a portfolio manager since 1996. Ms. McDermott has been with EVM since 2000 and is a Vice President. Mr. Stein became a portfolio manager at EVM in December 2012, is a Vice President and co-manages other EVM funds and portfolios. Mr. Stein originally joined EVM in July 2002. Prior to rejoining EVM in 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Mr. Szczurowski became a portfolio manager at EVM in November 2011 and is a Vice President. He has been a member of the MBS group at EVM since 2007 and an analyst since 2008. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total assets of Accounts Paying a Performance Fee
Scott H. Page
Registered Investment Companies	16	$35,225.0	0	$0
Other Pooled Investment Vehicles	8	$9,079.2	1	$253.3
Other Accounts	2	$1,510.1	0	$0
Payson F. Swaffield
Registered Investment Companies	2	$2,265.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	2	$3,544.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Eric A. Stein*
Registered Investment Companies	13	$24,810.3	0	$0
Other Pooled Investment Vehicles	3	$680.8	0	$0
Other Accounts	0	$0	0	$0
Andrew Szczurowski
Registered Investment Companies	3	$5,860.2	0	$0
Other Pooled Investment Vehicles	1	$447.4	0	$0
Other Accounts	0	$0	0	$0

*	This portfolio manager serves as portfolio manager of one or more registered investment companies that invest in one or more underlying registered investment companies in the Eaton Vance fund family. The underlying investment companies may be managed by this portfolio manager or another portfolio manager(s).

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	None
Payson F. Swaffield	None
Catherine M. McDermott	None

Eric A. Stein	$1 - $10,000
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 6, 2013

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 6, 2013